Exhibit 21.1

                SUBSIDIARIES OF TRIZECHAHN (USA) CORPORATION

         The following is a list of entities expected to be subsidiaries of TrizecHahn (USA) Corporation upon the effectiveness of the corporate reorganization. Unless otherwise noted, the listed subsidiaries are incorporated or organized under the laws of Delaware and will be wholly owned or substantially wholly owned, directly or indirectly, by TrizecHahn (USA) Corporation.

   TRIZECHAHN (USA) CORPORATION
                    |
 |------------------|
 |     823 Inc.
 |-----  |
 |       |----TH Clybourn Technology Center LLC
 |       |     |
 |       |     |-----70% TrizecHahn Clybourn Technology Center LLC +
 |       |----TH Nexgen LLC
 |            |
 |            |-----60% nexgen building solutions, llc +
 |-----TH 1114 Avenue of the Americas MM Inc.
 |-----TH 1411 Broadway MM Inc.
 |-----TrizecHahn Developments Inc. (We expect that this company will become a subsidiary before the effective date of the
 |       |   corporate reorganization)
 |       |-----90% EWH Woodbridge Associates, L.P. (Virginia) +
 |       |-----Fashion Outlet Management LLC
 |       |-----H-CHH Associates (California)
 |       |-----TH Bazaar Centers Inc.
 |       |      |
 |       |      |-----64.64% Aladdin Bazaar, LLC +
 |       |-----TH Genesee Parking LLC
 |       |-----TH Hollywood Inc.
 |       |-----Trizec International Services, Inc.
 |       |-----TrizecHahn Development Corporation
 |       |      |
 |       |      |-----TrizecHahn Development Properties Management Corporation
 |       |-----TrizecHahn Factory Shops LLC
 |       |      |
 |       |      |-----Fashion Outlet of Las Vegas Associates (Nevada)
 |       |      |-----51% Fashion Outlet of Las Vegas LLC +
 |       |              |
 |       |              |-----FOLV Management, LLC
 |       |-----TrizecHahn Hollywood Inc.
 |       |      |
 |       |      |-----84.49% TrizecHahn Hollywood Hotel LLC +
 |       |-----TrizecHahn Hollywood LLC
 |       |      |
 |       |      |-----TH Grill Inc.
 |       |      |       |
 |       |      |       |-----49% The Grill on Hollywood, LLC (California) +
 |       |      |-----TH P. Restaurant Inc.
 |       |      |       |
 |       |      |       |-----40% H&H Restaurant, LLC +
 |       |      |-----50% TrizecHahn Hollywood/Five Star Parking, LLC (California) +
 |       |-----TrizecHahn Pasadena Inc. (California)

+ remaining interest held by third party

                  SUBSIDIARIES OF TRIZECHAHN (USA) CORPORATION


     TRIZECHAHN (USA) CORPORATION
                       |
 |---------------------|
 |-----TrizecHahn Office Properties Inc.
         |
         |-----50% 1717 Main Street SM, Inc. +
         |-----1600 Smith Street Venture (Texas)
         |-----50% Columbia Center, L.P. (Georgia) +
         |-----50% Dresser-Cullen Venture (Texas) +
         |-----23% Houston Hotel Associates Limited Partnership, L.L.P. (Virginia) +
         |-----50% Marina Airport Building, Ltd. (California) +
         |-----Partners Tower, L.P.
         |-----TH 600 Seventeenth Street LLC
         |-----TH 1717 Main Street LLC
         |      |
         |      |-----Main Street Partners, L.P. (Texas) +
         |             |
         |             |-----MSPF Holdings GP, LLC
         |             |-----MSPF Holdings, L.P.
         |                    |
         |                    |-----MSPF GP, LLC
         |                    |-----Main Street Partners Funding, L.P.
         |-----49.5% TH BA Pratt LLC +
         |-----TH Esperante LLC
         |      |
         |      |-----Florida Acquisition Fund Esperante, Ltd. (Florida)
         |-----TH McKinney LP LLC
         |      |
         |      |-----TrizecHahn McKinney Limited Partnership
         |-----TH Renaissance Tower LLC
         |-----TH Tenacon LLC
         |-----TH Tower Leasing LLC
         |-----TH Tower NGP LLC
         |-----TH Triangle Realty Investments LLC
         |      |
         |      |-----TH Central Park Lodges the Barclay LLC
         |-----THOPI Depositor/Grantor LLC
         |-----THOPI Marketing Management LLC
         |-----THOPI OP GP LLC
         |      |
         |      |-----TH Goddard Land LLC (Maryland)
         |      |-----TH Hanover Office Park LLC (Maryland)
         |      |-----TH Plaza West LLC (Maryland)
         |      |-----TH Rosslyn LLC (Virginia)



+ remaining interest held by third party

                  SUBSIDIARIES OF TRIZECHAHN (USA) CORPORATION

     TRIZECHAHN (USA) CORPORATION
                    |
 |------------------|
 |
 |-----TrizecHahn Office Properties Inc. (continued)
        |
        |----- THOPI OP GP LLC (continued)
        |       |-----TH Spring Park/Sugarland LLC (Virginia)
        |       |-----TH Twinbrook Metro LLC (Maryland)
        |       |-----TrizecHahn Goddard Improved LLC (Maryland)
        |       |-----97.6045% TrizecHahn Mid-Atlantic I Limited Partnership +
        |       |       |
        |       |       |----TH Rosslyn South LLC (Virginia)
        |       |       |     |
        |       |       |     |-----TrizecHahn Rosslyn North Limited Partnership (Virginia)
        |       |       |     |-----TrizecHahn Rosslyn South Limited Partnership (Virginia)
        |       |       |----TH Waterview LLC (Virginia)
        |       |       |     |
        |       |       |     |-----80% JBG/TrizecHahn Waterview Venture LLC (Virginia) +
        |       |       |            |-----JBG/TrizecHahn Waterview 1111 LLC (Virginia)
        |       |       |            |-----JBG/TrizecHahn Waterview 1117 LLC (Virginia)
        |       |       |            |-----JBG/TrizecHahn Waterview 1925 LLC (Virginia)
        |       |       |            |-----JBG/TrizecHahn Waterview Land LLC
        |       |       |----TrizecHahn 1250 23rd Street NW LLC (District of Columbia)
        |       |       |----TrizecHahn 1400 K Street NW Fee LLC (District of Columbia)
        |       |       |----TrizecHahn 1400 K Street NW Leasehold LLC (District of Columbia)
        |       |       |----TrizecHahn 2000 L Street LLC (District of Columbia)
        |       |       |----TrizecHahn Bethesda Crescent LLC (Maryland)
        |       |       |       |
        |       |       |       |---TrizecHahn 4600 Limited Partnership (Maryland)
        |       |       |       |
        |       |       |       |---TrizecHahn Wisconsin Avenue Limited Partnership (Maryland)
        |       |       |----TrizecHahn Courthouse Square Air LLC (Virginia)
        |       |       |----TrizecHahn Courthouse Square Fee LLC (Virginia)
        |       |       |----TrizecHahn Goddard Improved Limited Partnership (Maryland)
        |       |       |----TrizecHahn Goddard Land Limited Partnership (Maryland)
        |       |       |----TrizecHahn Hanover Office Park Limited Partnership (Maryland)
        |       |       |----TrizecHahn IM Reston II LLC
        |       |       |----TrizecHahn Mid-Atlantic Management Services LLC (Maryland)
        |       |       |----TrizecHahn Plaza West Limited Partnership (Maryland)


+ remaining interest held by third party

                  SUBSIDIARIES OF TRIZECHAHN (USA) CORPORATION


     TRIZECHAHN (USA) CORPORATION
                        |
     |------------------|
     |
     |-----TrizecHahn Office Properties Inc. (continued)
           |
           |----THOPI OP GP LLC (continued)
           |    |
           |    |--------97.6045% TrizecHahn Mid-Atlantic I Limited Partnership (continued)
           |                |----TrizecHahn Reston I LLC
           |                |----TrizecHahn Reston II LLC (Virginia)
           |                |----TrizecHahn Spring Park/Sugarland Limited Partnership (Virginia)
           |                |       |
           |                |       |---TrizecHahn 1225 Connecticut Avenue LLC
           |                |----TrizecHahn Watergate Office/Retail/Land LLC (District of Columbia)
           |----THOPI TRS Inc.
           |      |
           |      |------T.H.S. Hotel Operations, Inc.
           |      |------TH Waterview 1117 Holdings LLC
           |      |       |
           |      |       |-----80% JBG/TH Waterview 1117 Inc. +
           |      |------T Houston Hotel LLC
           |      |------TrizecHahn Marketing Management LLC
           |      |------TrizecHahn Mid-Atlantic Services Inc.
           |      |        |
           |      |        |----TH Mid-Atlantic Development Services Inc.
           |      |        |     |
           |      |        |     |-----59.99% JBG/TrizecHahn Development Services, L.L.C. +
           |      |        |             |
           |      |        |             |----JBG/TrizecHahn DGM Development Services LLC
           |      |        |----TrizecHahn Development Services LLC
           |      |        |----TrizecHahn DGM Management Inc.
           |      |        |----TrizecHahn Management Services LLC (Maryland)
           |      |------TrizecHahn S.T. Holdings LLC
           |      |        |
           |      |        |----16% ST Holdings, Inc. +
           |      |------TrizecHahn Third-Party Services LLC
           |      |------TrizecHahn Tower Services LLC
           |      |------TrizecHahn TX Health Club LLC
           |-----TrizecHahn 250 Pratt Holdings LLC
           |-----TrizecHahn 250 Pratt Lender LLC
           |-----TrizecHahn 250 Pratt Management LLC
           |-----TrizecHahn 1065 LLC
                  |
                  |------TrizecHahn 1065 Avenue of the Americas LLC


+ remaining interest held by third party

                  SUBSIDIARIES OF TRIZECHAHN (USA) CORPORATION


     TRIZECHAHN (USA) CORPORATION
                        |
                        |
        |---------------|
        |               |
        |--TrizecHahn Office Properties Inc. (continued)
             |
             |----TrizecHahn 1411/1114/1460 Holdings LLC
             |       |
             |       |-----TrizecHahn 1114 Avenue of the Americas LLC
             |       |       |
             |       |       |---49.9% 1114 TrizecHahn-Swig, L.L.C. +
             |       |             |
             |       |             |----1114 Avenue of the Americas Leasing Co. LLC
             |       |-----TrizecHahn 1411 Broadway LLC
             |       |       |
             |       |       |---49.9% 1411 TrizecHahn-Swig, L.L.C. +
             |       |             |
             |       |             |----1411 Leasing Company LLC
             |       |-----TrizecHahn Fee 1460 Broadway LLC
             |       |       |
             |       |       |---49.9% 1460 Fee TrizecHahn-Swig, L.L.C. +
             |       |-----TrizecHahn Leasehold 1460 Broadway LLC
             |               |
             |               |---49.9% 1460 Leasehold TrizecHahn-Swig, L.L.C. +
             |----TrizecHahn 1717 Main Street LLC
             |       |
             |       |-----50% Main Street Partners Management Company, L.P. (Texas) +
             |----TrizecHahn Allen Center General Partnership
             |----TrizecHahn Allen Center LLC
             |----TrizecHahn California Management Inc.
             |----TrizecHahn Centers Inc. (California)
             |        |
             |        |-----EWH 1979 Development Company, L.P. (California)
             |        |       |
             |        |       |---90% EWH Woodbridge Associates, L.P. (Virginia) +
             |        |       |---Horton Plaza Associates (California)
             |        |-----Fashion Place Associates, Ltd. (Utah)
             |        |-----H and H - Cerritos (California)
             |        |        |
             |        |        |---TrizecHahn H&H Clark Tower LLC
             |        |        |      |
             |        |        |      |--- TrizecHahn TBI Clark Tower LLC
             |        |        |---TrizecHahn H&H Sacramento I LLC
             |        |        |      |--- TrizecHahn TBI Sacramento I LLC
             |        |        |---TrizecHahn H&H Silver Spring LLC
             |        |               |
             |        |               |---TrizecHahn IM Silver Spring LLC
             |        |               |---TrizecHahn TBI Silver Spring LLC (Maryland)
             |        |                     |----TrizecHahn NI Silver Spring LLC

+ remaining interest held by third party

                  SUBSIDIARIES OF TRIZECHAHN (USA) CORPORATION


     TRIZECHAHN (USA) CORPORATION
                      |
      |---------------|
      |
      |--TrizecHahn Office Properties Inc. (continued)
            |
            |----TrizecHahn Centers Inc. (continued)
            |       |
            |       |---H and H - El Cajon (California)
            |       |---H, B-H Associates (California)
            |       |---HSD/Horton Associates (California)
            |       |      |
            |       |      |---TrizecHahn Interstate North Development LLC
            |       |---Midway Associates  (California)
            |       |      |
            |       |      |---Bridgewater Commons Associates (New Jersey)
            |       |              |
            |       |              |---TCI Inner Belt LLC
            |       |              |---TH One NY Plaza LLC
            |       |                      |
            |       |                      |---TrizecHahn One NY Plaza LLC
            |       |---Park Meadows Mall, Ltd. (Colorado)
            |       |      |
            |       |      |---TrizecHahn Ballston Plaza II LLC
            |       |      |---TrizecHahn IM Silver Spring Metro Plaza LLC
            |       |      |---TrizecHahn Silver Spring Metro Plaza LLC (Maryland)
            |       |              |---TrizecHahn NI Silver Spring Metro Plaza LLC
            |       |---Solano Associates (California)
            |       |      |
            |       |      |---TrizecHahn Alliance Center LLC
            |       |---Stevens Creek Associates (California)
            |       |      |
            |       |      |---33.33% Dallas Skyway Partnership (Texas) +
            |       |              |
            |       |              |---TrizecHahn Metro Plaza LLC (Maryland)
            |       |---TH Command Properties LLC
            |       |      |
            |       |      |---50% The Oaks Shopping Center, L.P. (California) +
            |       |---TrizecHahn 1250C/2401P LLC
            |       |---TrizecHahn NCapital LLC
            |       |---TrizecHahn NColorado LLC
            |       |---TrizecHahn NRTH LLC
            |       |---TrizecHahn Regional Pooling LLC
            |       |---University Town Center Associates (California)


+ remaining interest held by third party

                  SUBSIDIARIES OF TRIZECHAHN (USA) CORPORATION


     TRIZECHAHN (USA) CORPORATION
                        |
      |-----------------|
      |
      |--TrizecHahn Office Properties Inc. (continued)
            |
            |-----TrizecHahn Colony Square GP LLC
            |-----TrizecHahn Columbia IV LLC
            |-----TrizecHahn Esperante LLC
            |-----TrizecHahn Franklin Center LLC
            |-----TrizecHahn Gateway LLC
            |-----TrizecHahn L.A. I LLC
            |        |
            |        |----25% WHTCP Realty, L.L.C. +
            |-----TrizecHahn McKinney GP LLC
            |-----TrizecHahn Midtown Georgia GP LLC
            |-----TrizecHahn Midtown Georgia General Partnership
            |-----TrizecHahn Minnesota LLC
            |-----TrizecHahn Newport LLC
            |-----TrizecHahn Northstar LLC
            |         |
            |         |----T.H.S. Northstar Associates Limited Partnership (Minnesota)
            |-----TrizecHahn NP LLC
            |-----TrizecHahn Peachtree LLC
            |         |
            |         |----First Stamford Place Company (Connecticut)
            |-----TrizecHahn Programs LLC
            |         |
            |         |----TH Reno Link LLC
            |                 |
            |                 |----50% Link Standard Associates (Nevada) +
            |-----TrizecHahn RR Inc.
            |         |
            |         |----66.667% Trizec New Center Development Associates (Michigan) +
            |-----TrizecHahn RT LLC
            |         |
            |         |----TrizecHahn Renaissance Tower Limited Partnership
            |-----TrizecHahn St. Louis LLC
            |-----TrizecHahn Stamford LLC
            |         |
            |         |----66.67% First Stamford Place Hotel Company (Connecticut) +
            |                |----50% Stamford Hotel Associates (Connecticut) +
            |-----TrizecHahn Valley Industrial LLC
            |-----Two Pershing Square, L.P. (Missouri)
                      |
                      |----TrizecHahn 550 W. Washington LLC


+ remaining interest held by third party